Exhibit 99.2
INVESTOR SUPPLEMENT — FIRST QUARTER 2011
DOVER CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited) (in thousands, except per share figures)

	Three Months Ended March 31,
	2011	2010
Revenue	$1,959,021	$1,583,270
Cost of goods and services	1,210,196	971,113

Gross profit	748,825	612,157
Selling and administrative expenses	478,519	409,169

Operating earnings	270,306	202,988
Interest expense, net	28,286	27,169
Other expense (income), net	1,220	(1,241)

Earnings before provision for income taxes and discontinued operations	240,800	177,060
Provision for income taxes	57,494	55,575

Earnings from continuing operations	183,306	121,485
Earnings (loss) from discontinued operations, net	11,599	(13,358)

Net earnings	$194,905	$108,127

Basic earnings (loss) per common share:
Earnings from continuing operations	$0.98	$0.65
Gain (loss) from discontinued operations, net	0.06	(0.07)
Net earnings	1.04	0.58

Weighted average shares outstanding	186,659	187,093

Diluted earnings (loss) per common share:
Earnings from continuing operations	$0.96	$0.65
Gain (loss) from discontinued operations, net	0.06	(0.07)
Net earnings	1.03	0.58

Weighted average shares outstanding	190,090	187,886

Dividends paid per common share	$0.275	$0.26

The following table is a reconciliation of the share amounts used in computing earnings per share:

	Three Months Ended March 31,
	2011	2010
Weighted average shares outstanding — Basic	186,659	187,093
Dilutive effect of assumed exercise of employee stock options, SARs and Performance Shares	3,431	793

Weighted average shares outstanding — Diluted	190,090	187,886

Anti-dilutive options/SARs excluded from diluted EPS computation	1,524	2,928

DOVER CORPORATION — INVESTOR SUPPLEMENT
FIRST QUARTER 2011
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2010					2011
	Q1	Q2	Q3	Q4	FY 2010	Q1

REVENUE
Industrial Products
Material Handling	$189,052	$214,295	$220,997	$229,987	$854,331	$252,766
Mobile Equipment	240,138	248,523	250,664	255,834	995,159	266,675
Eliminations	(392)	(432)	(453)	(402)	(1,679)	(679)

	428,798	462,386	471,208	485,419	1,847,811	518,762

Engineered Systems
Product Identification	212,500	219,551	221,677	236,743	890,471	226,330
Engineered Products	271,773	357,570	398,685	311,176	1,339,204	334,315

	484,273	577,121	620,362	547,919	2,229,675	560,645

Fluid Management
Energy	205,327	216,020	220,001	244,234	885,582	303,540
Fluid Solutions	175,504	187,759	196,554	194,833	754,650	205,563
Eliminations	(31)	(105)	(127)	(179)	(442)	(163)

	380,800	403,674	416,428	438,888	1,639,790	508,940

Electronic Technologies	290,989	345,607	381,386	405,682	1,423,664	373,330

Intra-segment eliminations	(1,590)	(2,092)	(2,243)	(2,367)	(8,292)	(2,656)

Total consolidated revenue	$1,583,270	$1,786,696	$1,887,141	$1,875,541	$7,132,648	$1,959,021

NET EARNINGS
Segment Earnings:
Industrial Products	$51,039	$61,635	$59,473	$54,238	$226,385	$64,413
Engineered Systems	54,843	84,655	91,442	70,966	301,906	67,313
Fluid Management	86,767	96,168	101,847	103,638	388,420	113,685
Electronic Technologies	44,905	59,582	69,617	76,324	250,428	59,775

Total Segments	237,554	302,040	322,379	305,166	1,167,139	305,186
Corporate expense / other	(33,325)	(32,443)	(34,553)	(35,393)	(135,714)	(36,100)
Net interest expense	(27,169)	(26,942)	(26,335)	(25,895)	(106,341)	(28,286)

Earnings from continuing operations before provision for income taxes	177,060	242,655	261,491	243,878	925,084	240,800
Provision for income taxes	55,575	70,762	38,732	52,107	217,176	57,494

Earnings from continuing operations	121,485	171,893	222,759	191,771	707,908	183,306
Earnings (loss) from discontinued operations, net	(13,358)	(2,023)	1,000	6,577	(7,804)	11,599

Net earnings	$108,127	$169,870	$223,759	$198,348	$700,104	$194,905

SEGMENT OPERATING MARGIN
Industrial Products	11.9%	13.3%	12.6%	11.2%	12.3%	12.4%
Engineered Systems	11.3%	14.7%	14.7%	13.0%	13.5%	12.0%
Fluid Management	22.8%	23.8%	24.5%	23.6%	23.7%	22.3%
Electronic Technologies	15.4%	17.2%	18.3%	18.8%	17.6%	16.0%

Total Segment	15.0%	16.9%	17.1%	16.3%	16.4%	15.6%

DOVER CORPORATION — INVESTOR SUPPLEMENT
FIRST QUARTER 2011
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2010					2011
	Q1	Q2	Q3	Q4	FY 2010	Q1

BOOKINGS
Industrial Products
Material Handling	$204,098	$223,787	$222,961	$248,948	$899,794	$288,714
Mobile Equipment	231,128	288,887	233,731	279,368	1,033,114	337,273
Eliminations	(407)	(303)	(444)	(976)	(2,130)	(499)

	434,819	512,371	456,248	527,340	1,930,778	625,488

Engineered Systems
Product Identification	220,410	223,203	218,213	241,048	902,874	232,934
Engineered Products	368,134	379,048	329,119	332,142	1,408,443	399,757

	588,544	602,251	547,332	573,190	2,311,317	632,691

Fluid Management
Energy	208,669	226,301	213,247	247,143	895,360	354,774
Fluid Solutions	179,037	192,035	195,865	191,065	758,002	217,787
Eliminations	(85)	(51)	(144)	(895)	(1,175)	(309)

	387,621	418,285	408,968	437,313	1,652,187	572,252

Electronic Technologies	358,477	394,441	402,332	389,704	1,544,954	420,261

Intra-segment eliminations	(1,616)	(2,244)	(2,278)	(2,644)	(8,782)	(2,617)

Total consolidated bookings	$1,767,845	$1,925,104	$1,812,602	$1,924,903	$7,430,454	$2,248,075

BACKLOG
Industrial Products
Material Handling	$131,521	$140,452	$142,959	$165,505		$201,925
Mobile Equipment	319,801	359,727	344,160	368,140		439,693
Eliminations	(386)	(257)	(248)	(822)		(642)

	450,936	499,922	486,871	532,823		640,976

Engineered Systems
Product Identification	78,976	80,550	80,986	86,315		96,090
Engineered Products	314,465	334,971	267,545	288,969		352,067

	393,441	415,521	348,531	375,284		448,157

Fluid Management
Energy	76,844	84,800	84,659	94,113		163,475
Fluid Solutions	63,535	65,639	69,130	65,525		77,553
Eliminations	(55)	(1)	(17)	(33)		(180)

	140,324	150,438	153,772	159,605		240,848

Electronic Technologies	271,340	318,450	357,800	342,578		392,823

Intra-segment eliminations	(362)	(570)	(490)	(748)		(711)

Total consolidated backlog	$1,255,679	$1,383,761	$1,346,484	$1,409,542		$1,722,093

DEPRECIATION AND AMORTIZATION EXPENSE

Industrial Products	$17,370	$17,118	$16,929	$17,045	$68,462	$16,401
Engineered Systems	15,750	15,273	15,626	15,699	62,348	15,826
Fluid Management	14,763	15,523	15,109	15,868	61,263	21,597
Electronic Technologies	17,688	17,823	18,811	19,974	74,296	19,279
Corporate	369	336	658	674	2,037	584

	$65,940	$66,073	$67,133	$69,260	$268,406	$73,687

DOVER CORPORATION — INVESTOR SUPPLEMENT
FIRST QUARTER 2011
DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)

	2010					2011
	Q1	Q2	Q3	Q4	FY 2010	Q1

Basic earnings (loss) per common share:
Continuing operations	$0.65	$0.92	$1.19	$1.03	$3.79	$0.98
Discontinued operations	(0.07)	(0.01)	0.01	0.04	(0.04)	0.06
Net earnings	0.58	0.91	1.20	1.06	3.75	1.04

Diluted earnings (loss) per common share:
Continuing operations	$0.65	$0.91	$1.18	$1.01	$3.74	$0.96
Discontinued operations	(0.07)	(0.01)	0.01	0.03	(0.04)	0.06
Net earnings	0.58	0.90	1.19	1.04	3.70	1.03
NOTE:
Diluted earnings per share in the first quarter of 2011 and third and fourth quarters of 2010 were favorably impacted by discrete tax events. The third quarter of 2010 was additionally impacted by the favorable resolution of a tax position in a foreign jurisdiction. As a result, the Company’s effective tax rates in the first quarter of 2011 and the third and fourth quarters of 2010 were 23.9%, 14.8% and 21.4%, respectively, which were lower than the Company’s previously estimated tax rates of 27% to 29% for each of the respective periods. These lower effective tax rates contributed incremental diluted earnings per share of $0.04 in the first quarter of 2011 and $0.20 and $0.07 in the third and fourth quarters of 2010, respectively.

DOVER CORPORATION — INVESTOR SUPPLEMENT
FIRST QUARTER 2011
DOVER CORPORATION
QUARTERLY FREE CASH FLOW INFORMATION
(unaudited) (in thousands)

	2010					2011
	Q1	Q2	Q3	Q4	FY 2010	Q1

Cash From Operations	$87,066	$231,199	$200,847	$431,439	$950,551	$132,609
CAPEX	(39,336)	(46,945)	(43,556)	(53,380)	(183,217)	(52,650)

Free Cash Flow	$47,730	$184,254	$157,291	$378,059	$767,334	$79,959

Free Cash Flow to Earnings From Continuing Operations	39.3%	107.2%	70.6%	197.1%	108.4%	43.6%